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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 14, 2000


                         WORLDPORT COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    000-25015              84-1127336
  -----------------------------------------------------------------------------
  (State or other jurisdiction         (Commission         (I.R.S. Employer
        of incorporation)               File Number)      Identification No.)

          1825 Barrett Lakes Blvd., Suite 100, Kennesaw, Georgia   30144
  -----------------------------------------------------------------------------
               (Address of principal executive office)           (Zip code)

        Registrant's telephone number including area code: (770) 792-8735

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On January 14, 2000, WorldPort Communications, Inc. (the "Company") announced the closing of a series of transactions with Energis plc (the "Sale"). As part of the Sale, the Company sold to Energis plc:

         - its 85% interest in WorldPort Communications Europe Holding B.V. ("WCEH") which is the parent of EnerTel, N.V., a leading alternative telecommunications network provider in the Netherlands;

         - certain additional assets, including its DMS-GSP switches and related equipment in London and New York; and

         - all of the issued and outstanding securities of its subsidiary, WorldPort Communications Limited, the operator of the London switch.

         In addition, Energis plc assumed certain usage agreements, including three indefeasible rights to use certain cross-atlantic, high-capacity, under-sea, fiber optic circuits with a net present value of liabilities of approximately $15.8 million and contractual purchase commitments in respect of future capacity in the aggregate amount of approximately $42.7 million as of September 30, 1999.

         The Company received approximately $463.2 million in cash from Energis plc, which includes the repayment of approximately $128.6 million of intercompany balances. In addition, Energis plc assumed approximately $29.9 million of liabilities of the Company. The Company applied a portion of the net proceeds to repay outstanding indebtedness (including its interim loan facility).

         The Company is considering a new strategic focus following this sale to utilize the remaining net proceeds.

         Concurrently with the Sale, the Heico Companies LLC ("Heico"), a Company stockholder owning securities representing approximately 45% of the Company's outstanding votes, sold its 15% interest in WCEH to Energis plc for approximately $64.6 million in cash. In addition, Energis plc repaid to Heico a loan to WCEH and accrued interest thereon in the aggregate amount of approximately $12.2 million. Heico also received payment from EnerTel of approximately $620,000 of accounts receivable.

         Furthermore, Heico was one of the lenders participating in the interim loan facility which the Company repaid with a portion of the net proceeds from the Sale. Heico received approximately $18.6 million in principal plus accrued interest thereon of approximately $21.9 million when the interim loan facility was repaid.

         The Board of Directors of WorldPort consists of five directors, three of whom were designated by Heico. In connection with the service of its designees on the


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Company's Board, Heico has incurred various expenses which are reimbursable by the Company. Heico may be reimbursed for these expenses from the net proceeds from the Sale.

         For a complete description of the terms of the transactions described above, see the Company's Information Statement of December 7, 1999 relating to the Sale and see also the Sale and Purchase Agreement, Share Agreement and Switch Agreements which are attached hereto as exhibits.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

a)  Not applicable

b)  Unaudited Pro Forma Financial Data

 (i)   Pro Forma Consolidated Balance Sheet Information as of September 30, 1999

 (ii) Pro Forma Consolidated Statement of Income for the Year ended December 31, 1998

 (iii) Pro Forma Consolidated Statement of Income for the Period ended September 30, 1999

                       UNAUDITED PRO FORMA FINANCIAL DATA

     The following pro forma balance sheet reflects the disposition of WCEH and WCL (collectively, "WorldPort Europe") described in this Information Statement and also assumes the anticipated sale of International Interconnect, Inc. ("IIC") and Telenational Communications, Inc. ("TNC") as if they had occurred on September 30, 1999. The following pro forma statement of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 reflects the disposition of WorldPort Europe, IIC, and TNC and as if they had occurred on January 1, 1998. No agreement has been executed relating to the sale of either IIC or TNC, however, WorldPort is actively negotiating with potential buyers and anticipates selling these subsidiaries in the near future. The pro forma financial information does not purport to represent what WorldPort's consolidated results of operations would have been if the dispositions had in fact occurred on this date, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of WorldPort. The pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.



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   PRO FORMA CONSOLIDATED BALANCE SHEET INFORMATION AS OF SEPTEMBER 30, 1999

                                                                                                           PRO
                                                                                             PRO          FORMA
                                                   WORLDPORT                                FORMA           AS
                                       WORLDPORT    EUROPE     IIC    TNC    SUBTOTAL    ADJUSTMENTS     ADJUSTED
                                       ---------   ---------   ----   ----   ---------   -----------     --------
                                                     ASSETS
Cash and cash equivalents............  $   1,068    $    --    $ --   $ --   $   1,068    $ 222,989(1)   $224,057
Accounts receivable..................      1,683         --      --     --       1,683           --         1,683
Prepaid expenses and other current
  assets.............................        163         --      --     --         163           --           163
                                       ---------    -------    ----   ----   ---------    ---------      --------
         Total current assets........      2,915         --      --     --          --        2,915       225,904
                                       ---------    -------    ----   ----   ---------    ---------      --------
Property and equipment, net..........        901         --      --     --         901           --           901
Assets held for sale.................    103,760     99,830     330    600       3,000           --         3,000
Other assets.........................        198         --      --     --         198           --           198
                                       =========    =======    ====   ====   =========    =========      ========
         Total assets................  $ 107,774    $99,830    $330   $600   $   7,014    $ 222,989      $230,003
                                       =========    =======    ====   ====   =========    =========      ========

                                 LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Accounts payable and accrued
  expenses...........................  $  16,821    $    --    $ --   $ --   $  16,821    $  (5,418)     $ 11,403
Current portion of capital lease
  obligations........................      1,430         --      --     --       1,674           --         1,430
Interim loan.........................    134,934         --      --     --     134,934     (134,934)(1)        --
Other current liabilities............        194         --      --     --         194           --           194
                                       ---------    -------    ----   ----   ---------    ---------      --------
         Total current liabilities...    153,379         --      --     --     153,379     (140,352)       13,027
                                       ---------    -------    ----   ----   ---------    ---------      --------
Long-term obligations under capital
  leases.............................      5,070         --      --     --       5,070           --         5,070
Due to parent........................         --     99,830     330    600    (100,760)     100,760(2)         --
Other long-term liabilities..........         19         --      --     --          19           --            19
                                       ---------    -------    ----   ----   ---------    ---------      --------
         Total long-term
           liabilities...............      5,089     99,830     330    600     (95,671)     100,760         5,089
                                       ---------    -------    ----   ----   ---------    ---------      --------
Common stock.........................          3         --      --     --           3           --             3
Additional paid-in capital...........    100,757         --      --     --     100,757           --       100,757
Warrants.............................     29,054         --      --     --      29,054           --        29,054
Unamortized compensation expense.....       (365)        --      --     --        (365)          --          (365)
Cumulative translation adjustment....     (4,827)    (4,827)     --     --          --           --            --
Accumulated deficit..................   (175,316)     4,827      --     --    (180,143)     262,581(2)     82,438
                                       ---------    -------    ----   ----   ---------    ---------      --------
         Total stockholders'
           (deficit) equity..........    (50,694)        --      --     --     (50,694)     262,581       211,887
                                       ---------    -------    ----   ----   ---------    ---------      --------
         Total liabilities and
           stockholders' (deficit)...  $ 110,249    $99,830    $330   $600   $   7,014    $ 222,989      $230,003
                                       =========    =======    ====   ====   =========    =========      ========

---------------

(1) Represents net cash proceeds as follows less repayment of Interim Loan ($140.4 million), estimated income taxes payable ($86.7 million), and various other offering related costs including investment advisor fees ($14.1 million):

WorldPort Europe............................................  $430,200
TNC.........................................................       600
IIC.........................................................       330
                                                              ========
          Gross Cash Proceeds...............................  $464,130
                                                              ========

---------------

(2) Represents excess of net cash proceeds net of related costs ($14.1 million) over net carrying value of the related assets, net of estimated income tax effect ($86.7 million).




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

PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1998

                                                  WORLDPORT                                  PRO FORMA
                                      WORLDPORT    EUROPE      IIC       TNC     SUBTOTAL   ADJUSTMENTS    PRO FORMA
                                      ---------   ---------   ------   -------   --------   -----------    ---------
Revenues............................  $ 28,591    $ 17,359    $3,250   $ 7,982   $     --     $    --      $     --
Cost of services....................    21,849      12,476     2,272     6,422        679          --           679
                                      --------    --------    ------   -------   --------     -------      --------
Gross margin........................     6,742       4,883       978     1,560       (679)         --          (679)
Operating expenses:
  Selling, operations, and
    administration..................    39,147      19,038     1,154     3,286     15,669          --        15,669
  Depreciation and amortization.....    11,069       6,331       665     6,258     (2,185)         --        (2,185)
  Asset impairment..................     4,842          --        --        --      4,842          --         4,842
                                      --------    --------    ------   -------   --------     -------      --------
         Total operating expenses...    55,058      25,369     1,819     9,544     18,326          --        18,326
                                      --------    --------    ------   -------   --------     -------      --------
Operating income (loss).............   (48,316)    (20,486)     (841)   (7,984)   (19,005)         11       (19,005)
Other income (expense):
  Interest income (expense), net....   (24,570)     (3,787)       11      (690)   (20,104)     20,067(1)        (37)
  Other.............................    (4,789)         --        --       101     (4,890)         --        (4,890)
                                      --------    --------    ------   -------   --------     -------      --------
         Total other income
           (expense)................   (29,359)     (3,787)       11      (589)   (24,994)     20,067        (4,927)
                                      --------    --------    ------   -------   --------     -------      --------
Loss before minority interest and
  income tax provision..............   (77,675)    (24,273)     (830)   (8,573)   (43,999)     20,067       (23,932)
Minority interest...................      (903)       (903)       --        --         --          --            --
                                      --------    --------    ------   -------   --------     -------      --------
Loss before income tax provision....   (76,772)    (23,370)     (830)   (8,573)   (43,999)     20,067       (23,932)
Provision for income taxes..........        --          --        --        --         --          --            --
                                      --------    --------    ------   -------   --------     -------      --------
Net loss............................  $(76,772)   $(23,370)   $ (830)  $(8,573)  $(43,999)    $20,067      $(23,932)
                                      ========    ========    ======   =======   ========     =======      ========
Basic and diluted net loss..........  $  (4.47)                                                            $  (1.39)
                                      ========                                                             ========
Weighted average shares outstanding
  for the year......................    17,158                                                               17,158
                                      ========                                                             ========

---------------

(1) Represents reversal of interest on Interim Loan which is assumed to be repaid with proceeds from the sale of WorldPort Europe.



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                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                                                 WORLDPORT                                   PRO FORMA
                                     WORLDPORT    EUROPE       IIC       TNC     SUBTOTAL    ADJUSTMENT   PRO FORMA
                                     ---------   ---------   -------   -------   --------    ----------   ---------
Revenues...........................  $ 65,263    $ 48,464    $ 5,251   $ 4,780   $  6,768     $    --     $  6,768
Cost of services...................    44,860      28,577      2,990     2,802     10,491          --       10,491
                                     --------    --------    -------   -------   --------     -------     --------
Gross margin.......................    20,403      19,887      2,261     1,978     (3,723)         --       (3,723)
Operating expenses:
  Selling, operations, and
    administration.................    41,459      20,042      3,637     1,673     16,107          --       16,107
  Depreciation and amortization....    17,127      12,389        108     1,004      3,626          --        3,626
  Asset impairment.................    12,842          --      6,476     5,366      1,000          --        1,000
                                     --------    --------    -------   -------   --------     -------     --------
         Total operating
           expenses................    71,428      32,431     10,221     8,043     20,733          --       20,733
                                     --------    --------    -------   -------   --------     -------     --------
Operating income (loss)............   (51,025)    (12,544)    (7,960)   (6,065)   (24,456)         --      (24,456)
Other income (expense):
  Interest income (expense), net...   (44,190)    (12,003)        11      (604)   (31,594)(1)   30,276      (1,318)
  Other............................    (1,286)         --         77       269     (1,632)         --       (1,632)
                                     --------    --------    -------   -------   --------     -------     --------
         Total other income
           (expense)...............   (45,476)    (12,003)        88      (335)   (33,226)     30,276       (2,950)
                                     --------    --------    -------   -------   --------     -------     --------
Loss before minority interest and
  income tax provision.............   (96,501)    (24,547)    (7,872)   (6,400)   (57,682)     30,276      (27,406)
Minority interest..................    (1,845)     (1,845)        --        --         --          --           --
                                     --------    --------    -------   -------   --------     -------     --------
Loss before income tax provision...   (94,656)    (22,702)    (7,872)   (6,400)   (57,682)     30,276      (27,406)
Provision for income taxes.........        --          --         --        --         --          --           --
                                     --------    --------    -------   -------   --------     -------     --------
Net loss...........................  $(94,656)   $(22,702)   $(7,872)  $(6,400)  $(57,682)    $30,276     $(27,406)
                                     ========    ========    =======   =======   ========     =======     ========
Basic and diluted net loss.........  $  (4.26)                                                            $  (1.23)
                                     ========                                                             ========
Weighted average shares outstanding
  for the year.....................    22,237                                                               22,237
                                     ========                                                             ========

---------------

(1) Represents reversal of interest on Interim Loan which is assumed to be repaid with proceeds from the sale of WorldPort Europe.

c)  Exhibits

   Exhibit No.               Description
   -----------               -----------
     10.1                    Sale and Purchase Agreement, dated November 11,
                             1999, between WorldPort International, Inc., a
                             Delaware corporation, the Company and Energis plc

     10.2                    Share Agreement, dated November 11, 1999, between
                             WorldPort Communications Limited and Energis plc

     10.3                    Switch Agreement, dated November 11, 1999, between
                             WorldPort Communications Limited and Unisource Carrier
                             Service USA

     10.4                    Switch Agreement, dated November 11, 1999, between the
                             Company and WorldPort Communications Limited

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WORLDPORT COMMUNICATIONS, INC.

                                            /s/ Carl Grivner
                                            ------------------------------------
                                            Name:    Carl Grivner
                                            Title:   Chairman, President and
                                                     Chief Executive Officer

Dated: January 27, 2000



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                                  EXHIBIT INDEX

10.1 Sale and Purchase Agreement, dated November 11, 1999, between WorldPort International, Inc., a Delaware corporation, WorldPort Communications, Inc. and Energis plc

10.2 Share Agreement, dated November 11, 1999, between WorldPort Communications Limited and Energis plc

10.3 Switch Agreement, dated November 11, 1999, between WorldPort Communications Limited and Unisource Carrier Service USA

10.4 Switch Agreement, dated November 11, 1999, between WorldPort Communications, Inc. and WorldPort Communications Limited


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